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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 12, 2007
                Date of report (Date of earliest event reported)


                                    TSR, INC.
             (Exact Name of Registrant as Specified in its charter)


          Delaware                        0-8656                 13-2635899
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                      400 Oser Avenue, Hauppauge, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 231-0333
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.

     TSR, Inc. (the `Company") entered into an employment agreement dated October 12, 2007 and effective as of June 1, 2007 with Joseph Hughes, the Company's Chairman of the Board, President and Chief Executive Officer. The employment agreement, for a term of two years, expiring on May 31, 2009, provides for an annual base salary of $498,000 and an annual bonus equal to 4% of the Company's pre-tax profits up to $1,000,000 and 6% of pre-tax profits in excess of $1,000,000, with a maximum bonus of $250,000.

Item 5.02 Departure of Directors of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number       Description
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   10.1              Employment Agreement dated October 12, 2007 between the
                     Company and Joseph Hughes








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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TSR, INC.



                                      By: /s/ John G. Sharkey
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                                          Name: John G. Sharkey
                                          Title: Vice President and Secretary



Date: October 16, 2007
















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